SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 6, 1999
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                                BRT REALTY TRUST
                                ----------------
               (Exact name of registrant as specified in charter)




        Massachusetts             I-7172                      13-2755856
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        (State or other      (Commission file No.)          (IRS Employer
        jurisdiction of                                       I.D. No.)
        incorporation)


        60 Cutter Mill Road, Suite 303, Great Neck, New York   11021
        --------------------------------------------------------------
           (Address of principal executive offices)         (Zip code)


         Registrant's telephone number, including area code 516-466-3100


Item 5.  Other Events.

Pursuant to Form 8-K, dated September 2, 1999, registrant reported that on August 24, 1999 it had signed a non binding Letter of Intent for the acquisition of a controlling interest (approximately 86%) in Reliance Bank, an independent bank located in Westchester County. Reference is made to said Form 8-K for the specifics of the terms of the Letter of Intent.

On October 6, 1999 registrant and Reliance Bank jointly announced that they terminated, by mutual agreement, the non-binding Letter of Intent entered into by them on August 24, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

           None


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                                Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             BRT REALTY TRUST


                             By: (s)Simeon Brinberg
                                 ---------------------
                                 Simeon Brinberg, Secretary



Date:  October 13, 1999